PSEG Public Service Enterprise Group EEI International Utility Conference London, United Kingdom March 14 - 17, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities
Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
•
Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Caroline Dorsa Executive Vice President and Chief Executive Officer

PSEG

- PSE&G
- PSEG Power LLC
- PSEG Energy Holdings

PSEG

PSEG: the right mix for the
opportunities of today and tomorrow
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with $5.3 billion
investment program.
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost baseload
nuclear and
coal fleet
is geographically well
positioned and
environmentally
responsible.
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities:
• Solar
• Offshore wind
• Compressed Air Energy
Storage (CAES)
Renewable Investments

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

Earnings growth achieved…
… through higher energy market pricing, increased production and lower costs.
* See page 70 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

	Electric	Gas

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services,…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

2009: Success in meeting State’s energy and
economic development goals…
…with reasonable contemporaneous returns.
514 180 694
April 2009
NJ Capital Infrastructure Stimulus
30 17 47
December 2008
Carbon Abatement
64 1 65
July 2009
Demand Response
143 - 143
November 2009
Solar Loan II
$62 $43 $105
April 2008
Solar Loan I
$1,501 $258 $1,759 Total
185 5 190
July 2009
Economic Energy Efficiency
Stimulus
503 12 515
July 2009
Solar 4 All
Remaining
Spending
Thru 2009
Total
Amount
Approval
Date
($ Millions)

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Branchburg Branchburg
Roseland Roseland
Hopatcong Hopatcong
Hudson Hudson
Transmission investment recovery…
Future Transmission project spending will be influenced by
PJM evaluation, potentially adding $1.5B in additional
projects over 2010 – 2015.
Various $300 14 69kV Reliability projects thru 2012
Various $200 20 Approved RTEP projects thru 2012
125 bps 2013 $1,100 Branchburg-Roseland-Hudson
125 bps 2012 $750 Susquehanna-Roseland
Incentive In-Service Spending ($ Millions)
…is supported by formula rate treatment and CWIP in rate base*.
* Approval of CWIP for 500kV backbone projects.
Transmission Projects
Future Projects

PSE&G’s investment program provides opportunity
for 14% annualized growth in rate base
PSE&G Rate Base
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012
Gas Distribution Electric Distribution Electric Transmission EMP

Filed:
May 29, 2009
12/09 Update:
January 29, 2010
Test Year:
2009
* Modified in February for 11.25% ROE from 11.5% ROE
New Jersey Electric & Gas Rate Case
51.2% Equity Ratio
Includes tracking mechanisms for capital expenditures and pension costs
11.25%* Return on Equity
$74.0 million $148.0 million
Increase
$2.3 billion $3.9 billion
Rate Base
Request as of the 12/09 update
Electric Request Gas

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined cycle
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
24%
8%

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

14 Power’s Northeast assets are located in attractive markets near load centers … ... and the fleet has expanded to include 2,000MW in Texas.

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Peaking units Baseload units Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Salem 3
Bergen 3

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 90-95%
2011: 50-60%
2012: 15-30%
Total Fleet RTC Average
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
2010 2011 2012

PSEG
Power LLC
Current plant locations,
site expansion capability
Bethlehem
Energy Center
Albany
System
Interface
New
Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park
Hope Creek
Salem

$/MWh
DUQUESNE
COMED
DAYTON
AEP
PENELEC
APS
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
AECO
PSEG
BGE
PEPCO

PSEG

$40
$45
$50
$55
$60
$65
Power’s assets are well positioned near load
centers…
… which resulted in a 9% growth in PJM gross margin from 2008 to 2009.
Historical 5-year Average PJM Energy Price
(Around the Clock)
Note: excludes Dominion (less than 5 years of history)

… and provides a forward price signal, with the 2013/2014 auction set for May.
PJM’s capacity construct has acknowledged
the value of Power’s fleet…
$185.00 PSEG North Zone
$16.46 $110.00 $174.29 $102.04 $111.92 $40.80 Rest of Pool
$133.37 $110.00 $174.29 $191.32 MAAC
$139.73 $110.00 $174.29 $191.32 $148.80 $197.67 Eastern MAAC
2012 / 2013 2011 / 2012 2010 / 2011 2009 / 2010 2008 / 2009 2007 / 2008 $/MW-day
PJM Zones
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2012/2013 RPM Auction.
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
07/08 08/09 09/10 10/11 11/12 12/13

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of February 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2013, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.35 - $0.65 $0.20 - $0.40 $0.05 - $0.15
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.

Cash Exposure Net
of $320M of IRS
Deposits
12/31/08 12/31/09 1/31/10
4 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO / SILO
leases
2010 Activities
Terminated 1 lease in
January
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO / SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$270
~$590
$-
$500
$1,000
$1,500

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase for
2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact of
$0.03-$0.07/share
Spark Spread change of $5/MWh at market – impact
of $0.08-$0.12/share
Operations
1% change in nuclear capacity factor – impact of
$0.01-$0.03/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 70 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

24 Core Investment $2.5B Growth Investments $5.2B A $7.7 billion investment program over 2010 – 2012… … supports long-term growth.

25%
30%
35%
40%
45%
50%
2007 2008 2009
• 2009 FFO to Debt remained strong comfortably
above minimum threshold level
• Decline from 2008 expected due to Power debt
exchange which reduced Holdings refinancing
risk
40%
45%
50%
55%
2007 2008 2009
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Key credit measures support our planned
investment program
Our balance sheet also provides a platform for future growth.
Target = 51.2%

Sources Uses
PSEG Power’s internally generated cash
flow enables Power…
… to strengthen its long term balance sheet; support the
shareholder dividend; and, allows PSE&G to retain earnings for growth.
Sources Uses
Cash
from Ops
Net Debt
Redemption
Investment
Dividends
to Parent
for payment
to
shareholders
Power
2009–2012 Sources and Uses
Cash from
Ops*
Net Debt
Issuance
Intercompany
Capital
Contribution
Investment
PSE&G
2009-2012 Sources and Uses
* Cash from Operations adjusts for securitization principal repayments ~ $0.8B

*Indicated annual dividend rate
Seventh consecutive annual
dividend increase is part of a 103-year
history of paying common dividends…
43% 70% 44%
Payout
Ratio
42 – 46% 43% 66% 63%
Dividends per Share
…
and we remain comfortably within our targeted 40-50% payout range.
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37*
2004 2005 2006 2007 2008 2009 2010

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue
an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
2010
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

Appendix

PSEG Power

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record.
Highest combined Salem and Hope Creek
Nuclear site output in Power’s history
Top quartile INPO Index
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units
1st
Quartile
NJ Units
1st
Quartile
* Total PS share nuclear generation

Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009
Operational results greatly improved
Environmental footprint improved
… and back-end technology investments will prepare us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
SO
2
NOx

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009
Approaching top quartile forced outage rate
Benefiting from heat rate improvement
program
… benefiting from operating enhancements and market dynamics.
* Includes Texas

99.7
96.5
98.6
97.0
98.9 99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target
Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
Peaking start success provides
opportunities in ancillary and real time
markets
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment
… and provides ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)

Stringent environmental challenges are on the
horizon, with potentially broad industry impacts…
High
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Controls on coal units done or under way
Power’s relative position very strong
NOx, SO
2
, Hg
(CAIR)
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

Power’s portfolio is well positioned…
Baghouse
Scrubber
2010
SCR
Mercer (NJ)
Baghouse
2010
Scrubber
2010
SCR
2010
Hudson (NJ)
Mercury/
Particulate
SO
2
NOx
Description
Current Regulations and Compliance Measures
Baghouse
Ultra-low
Sulfur Coal
Low Nox
Burners
Bridgeport (CT)
Scrubber
(Hg MACT Compliant)
Scrubber
(Hg MACT
Compliant)
Scrubber Scrubber
SCR
2014
SCR
Conemaugh (PA) Keystone (PA)
…to meet current regulatory requirements.
Capital Spend Planned No Additional Capital Spend Planned

0
50
100
150
200
250
Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOX Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2 Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson

Power’s capital spending will decline
considerably…
…as we complete significant
environmental back-end technology projects in 2010.
PSEG Power Capital Spending
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Maintenance Growth Environmental

Nuclear’s operational excellence
program will create value for years to come…
RGGI
18
30
40 to 60
3,662
2009
None
21
25
40
3,484
2004
Progress toward
National Program
CO
2
Program
19
O&M (non-fuel)
$/MWh
30 Output (000 GWh)
60 License Life
3,694 Capacity (MW)
2012E Description
…as our efforts continue to pursue a potential new unit.

Fossil’s operational excellence program…
12,125 11,211 26,789
Emissions
NOx Tons
37,863
15
447
30
11,886
2009*
80,287
16
349
21
11,123
2004
12,137
Emissions
SO
2
Tons
14
O&M (non-fuel)
$/MWh
211 Capital ($ Millions)
32 Output (000 GWh)
11,589 Capacity (MW)
2012E* Description
…is expected to result in higher output at a lower cost.
* Includes Texas

$0
$100
$200
$300
$400
$500
$600
$700
$0 $10 $20 $30 $40
CO2
Price ($/ton)
While the prospects for a
cap and trade program may be delayed…
…Power remains well positioned to capture value if implemented.
CO
2
$/Ton Impact on PJM Prices and Power’s EBITDA
The impact on electric prices moderates at higher CO
2
prices as:
•
the fleet dispatch changes, and
•
the CO
2
intensity of the grid goes down.
Illustration at $20 CO
2
:
(2008 Data)
62 TWh
x ~ $11 to $14/MWh
~ $680 – $870 M revenue
23M tons
x $20/ton
~ $460 M expense

Power remains a leading provider in an
excellent market…
Pricing in 2009 was impacted by low economic demand, cool summer weather, and low gas prices
Power’s hedging strategy enabled strong results
2010 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and other contracting to secure pricing over a 2-3 year forward horizon
BGS continues to be the foundation of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides pricing stability for customers and providers
… and has a fleet ideally positioned to serve customers.

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s
participation in each of the BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

Years of experience and expertise
in serving full-requirement load contracts…
… is yielding benefits
through disciplined auction participation for Power in other areas.
Current load contracts in PJM
RECO
PSE&G
JCPL
AECO
PECO
PEPCO
BGE
PPL
Power has been a
successful bidder
in multiple load
serving contracts
throughout PJM East

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009 2010 Fwd 2011 Fwd 2012 Fwd 2013 Fwd
The effect of our multi-year hedging/forward
sales strategy…
…creates a realized price that is a blend of prior and future pricing.
PJM West PS Zone vs PJM West Basis
2010
Realized Price
*Forward prices as of February 2010
*
Power’s hedging strategy enables current
year prices to be derived from contracts
secured over the prior 2 - 3 years.
The fixed pricing of the BGS Auction has
the effect of realizing forward prices up to
three years ahead in the current year.

The 2009 market environment prompted
BGS customer migration …
… while current market conditions lessen the incentive for
future migration.
2009
Medium-Term
Power Actions
Current forward pricing reflects improvement over 2009 spot pricing
Gradual reset of BGS rates (by one third per year)
Offsets incentive to migrate
Smaller loss of margin per MWh
Continued migration, at a lower impact per MWh is anticipated to have no incremental financial impact on PSEG in 2010
Historic high prices in recent past
Low spot market, especially given weak economy and weather
Creates incentive for customers to migrate
Difference represents loss of margin per MWh
$0.08/sh impact to PSEG in 2009
BGS includes price component for volumetric risk of migration
Option strategies being employed to manage changes in load volume
Power’s diverse physical assets provide basis hedge and flexibility to manage risk
Supplying wholesale hedges to third party retail providers
Supplying hedges to other end use customers

Power’s coal hedging reflects 2010 supply
matched with 2010 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)

49 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
$0
$20
$40
$60
$80
$100
2004 2005 2006 2007 2008 2009
Commodity prices have been volatile…
Henry Hub NYMEX
($/MMBTU)
Western Hub RTC
($/MWh)
West Hub On Peak
($/MWh)
Central Appalachian Coal
($/Ton)
$0
$2
$4
$6
$8
$10
2004 2005 2006 2007 2008 2009

Central Appalachian Coal
Henry Hub NYMEX
PSEG Power:
Operating Earnings*
($ Millions)
1,250
1,000
750
500
250
0
2005
2006
2007
2008
2009

… but Power’s diverse asset portfolio and hedging strategy has mitigated the effects, providing strong results.
*See page 70 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
Commodity prices have been volatile…

-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012
Annual Average Historical Monthly Forecast
Note: Forward prices as of February 2010
Forward spark spreads and dark spreads
are showing some moderation…
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… and are expected to remain highly influenced by gas prices.

PSEG Energy Holdings

PSEG Energy Holdings…
PSEG Global
International assets sold*
Texas generating assets (2 – 1,000MW CCGTs) transferred to PSEG Power
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by $740 million through fourteen LILO/SILO lease terminations, including Nuon termination in January 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million of debt remaining
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

($ Billions)

($ Billions)

($ Billions)

($ Billions)

Ongoing portfolio management continues…
Global - International Asset Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Resources - Traditional Leases, Real
Estate and Other Investments
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 2010
Est
… with opportunistic asset monetization as appropriate.
Global- Domestic Generation Investment
0.0
0.5
1.0
1.5
2.0
2.5
2004 2005 2006 2007 2008 2009 2010
Est
Resources - LILO/SILO Exposure *
0.0
0.5
1.0
1.5
2.0
2.5
2006 2007 2008 2009 Feb.
2010
* Does not include IRS deposits of $ 320M

PSEG Energy Holdings is focused on
renewable energy opportunities
Complementing PSEG portfolio by increasing earnings base
with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

Long-term off-take agreements with creditworthy counterparties
Capitalizing on existing renewable markets
Leveraging partnerships and alliances
A 2MW solar facility developed and installed in 2009
An additional 27MW in construction for completion in 2010
20-30 year Power Purchase Agreements for energy, capacity and green attributes
Low risk Engineering, Procurement & Construction contracts
Projects that leverage the Investment Tax Credit
~$100M total investment to date
… in the emergent solar industry.
PSEG Solar Source is building a
portfolio to take advantage of
attractive opportunities…

Energy Storage and Power LLC
(ES&P)…
Joint venture focused on licensing second generation compressed air energy storage (CAES) and power augmentation
Converting variable renewable resources into firm, dispatchable resources
Shifting the power produced by renewables from off-peak to on-peak
Providing grid stability
Reducing the need for new transmission
Two potential ES&P customers were awarded almost $60 million in federal stimulus funds for projects in California and New York
Stimulus applications specifically incorporate ES&P technology
An additional $30M in state stimulus awarded in California
… a resource that improves the utilization of renewables.

2 Miles
3 Miles
4 Miles
5 Miles
10 Miles
15 Miles
20 Miles

PSEG Energy Holdings
Garden State Offshore Energy LLC
Joint venture has been awarded a $4M grant to advance the
development of a 350MW wind farm
Enough energy to power over 110,000 NJ households
Approximately 16 miles off the shore of southern New Jersey
Geological studies completed enabling engineering for
construction of meteorological tower
Project dependent on establishing viable state revenue mechanism and reasonable federal permitting timelines/processes
Offshore wind offers the opportunity in several markets to provide high capacity factor renewables near load centers

PSEG

$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009
$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Earnings per Share by Subsidiary
$2.68*
*See page 70 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*

Earnings were strong in 2009…
…benefiting from pricing, cost control and risk mitigation.
$3.12
$3.03
2008* PSE&G Power Holdings /
Enterprise
2009*
($0.08) $0.08
$0.09
Interest  0.03
Debt Exchange
Premium Eliminated
in Consolidation
0.04
Recontracting
and Lower Fuel
Expense  0.04
BGSS and
Wholesale Power
Trading  0.01
O&M  0.02
Interest  0.03
Depreciation and
Other  (0.02)
Margin – Gas,
Electric,
Transmission
and Appliance
Service  0.04
Weather  (0.01)
O&M  (0.06)
Depreciation
(0.03)
Taxes  (0.03)
Interest 0.01
2009 Lease Sales
0.13
Lease Income
(0.04)
Effective Tax Rate
and Other  (0.03)
Debt Exchange
Premium
Eliminated in
Consolidation
(0.04)
Holdings:
Enterprise:
*See page 70 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

PSE&G New Business, $0.43B, 6%
PSE&G Stimulus, $0.51B, 7%
Back End Technology, $0.44B, 6%
Power Growth, $0.47B, 6%
Solar (Holdings), $0.52B, 7%
PSE&G Renewables, $0.93B, 12%

PSEG

PSEG is shifting emphasis to growth
investments…
…to meet the requirements of the evolving energy markets.
Maintenance /
Regulatory
Investments
$2.5B
Growth
Investments
$5.2B
Capital Spending by Category
Total 2010-2012 Capital: $7.7 Billion
Wind (Holdings), $0.02B, 0%
New Nuclear, $0.05B, 1%
Transmission, $2.14B, 27%
Core Investment, $2.18B, 28%

PSE&G’s capital spending is focused on
growth…
…with a substantial portion allowed to earn reasonable
contemporaneous returns.
PSE&G Capital Spending by Category
Total 2010-2012 Capital: $5.3 Billion
New Business,
$0.43B, 8%
Renewables,  $0.93B,
18%
Transmission,
$2.14B, 40%
Core Investment,
$1.26B, 24%

$-
$100
$200
$300
$400
$500
$600
$700
$800
2009 2010 2011 2012
Growth Maintenance / Regulatory
Power Growth Capital
Spending (2010-2012)
Peakers - $306M
Nuclear Uprates - $136M
New Nuclear - $53M
Other - $32M
Power’s capital spend is expected to
decline…
… with increased emphasis on growth projects in the future.

$0
$1,000
$2,000
$3,000
$4,000
$5,000
Sources Uses
In 2009, we had substantial cash
generation …
PSEG Consolidated
2009 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Lease
Proceeds
PSE&G
Investment
…which was applied toward improving our financial profile.
Debt
Redemptions
Lease Termination
Taxes & IRS Deposit
Debt
Issuances
PSE&G Cash
from Ops(1)
Power
Investment
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $190M
Regulated investment
Eliminated Parent Long-term
debt and minimized Holdings’
debt
Reduced Tax Risk

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
PSEG Consolidated ($Millions)
December 31, 2007 December 31, 2008 December 31, 2009
PSEG Total Short-term Debt 65                                    20                                    530
Long-Term Debt
(1)
:
Power 2,902                               2,903                               3,121
PSE&G 3,353                               3,523                               3,571
Holdings 1,137                               505                                  127
Parent / Services 298                                  249                                  (38)
Total Long-Term Debt 7,690                               7,180                               6,781
Preferred Stock 80                                    80                                    80
Total Common Stockholders' Equity 7,299                               7,771                               8,788
TOTAL CAPITALIZATION 15,134 $                          15,051 $                          16,179 $
PSEG Consolidated ($Millions)
December 31, 2007 December 31, 2008 December 31, 2009
Debt 7,755                               7,200                               7,311
Preferred Stock 80                                    80                                    80
Total Common Stockholders' Equity 7,299                               7,771                               8,788
Debt Plus Equity 15,134 $                          15,051 $                          16,179 $
Debt Ratio 51.2% 47.8% 45.2%

At the end of 2009, Power and Parent available
liquidity totals approximately $2.4 billion …
… with additional $800 million available to PSE&G.
Expiration Total Usage at
Available
Liquidity
Company Facility Date Facility 12/31/2009 12/31/2009
($Millions)
Parent / Power 5-Year Credit Facility (Power) Dec-12 $1,600 1 $117 $1,483
5-year Credit Facility (PSEG) Dec-12 1,000 2 523 477
2-Year Credit Facility Jul-11 350 0 350
Bilateral Credit Facility Mar-10 100 42 58
Uncommitted Bilateral Agreement 26
Total Parent / Power Liquidity $3,050 $2,368
PSE&G 5-year Credit Facility Jun-12 $       600 3 $          -    $             600
ST Investment 211
Total PSE&G Liquidity $       600 $             811
Total Liquidity Available $3,179
1
Power Facility reduced by $75 million in 12/2011
2
PSEG Facility reduced by $47 million in 12/2011
3
PSE&G Facility reduced by $28 million in 12/2011

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
Expires 12/2012
Power Bilateral - .10B
Expires 3/2010
With our current facilities, PSEG/Power will
have at least $2.6 billion of credit capacity
through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.

Items Excluded from Income from
Continuing Operations to Reconcile to
Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007 2006 2005
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $            (71) $           12 $            11               40
Gain (Loss) on Mark-to-Market (MTM) (25)            16               10               28               (9)
Lease Transaction Reserves -                (490)            -                  -                  -
Net Reversal of Lease Transaction Reserves 29             -                 -                  -                  -
Asset Sales and Impairments -                (13)              (32)              (178)            -
Premium on Bond Redemption -                (1)               (28)              (7)                (6)
Merger-related Costs -                -                 -                  (8)                (32)
Total Pro-forma adjustments 13 $           (559) $         (38) $           (154) $          (7) $
Fully Diluted Average Shares Outstanding (in Millions)
507            508             509             505 489
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $        (0.14) $        0.02 $          0.02 $          0.08 $
Gain (Loss) on Mark-to-Market (MTM) (0.05)          0.03            0.02            0.06            (0.02)
Lease Transaction Reserves -            (0.96)           -              -              -
Net Reversal of Lease Transaction Reserves 0.05           -              -              -              -
Asset Impairments -            (0.03)           (0.06)           (0.35)           -
Premium on Bond Redemption -            -              (0.06)           (0.01)           (0.01)
Merger-related Costs -            -              -              (0.02)           (0.07)
Total Pro-forma adjustments 0.02 $        (1.10) $        (0.08) $         (0.30) $         (0.02) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)